UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 19, 2021

FIGURE ACQUISITION CORP. I
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40081	85-4326385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 California Street, Suite 2700 San Francisco, CA	94108
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (628) 210-6937

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	FACA	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	FACA WS	The New York Stock Exchange
Units, each consisting of one share of Class A common stock and one-fourth of one redeemable warrant	FACA.U	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Figure Acquisition Corp. I (the “Company”) previously presented a portion of its shares of Class A common stock subject to redemption (the “Class A Shares”) as permanent equity because the Company’s certificate of incorporation does not permit redemptions of Class A Shares that would cause the Company’s net tangible assets to be less than $5,000,001. After discussion and evaluation, including with the Company’s independent registered public accounting firm, Marcum LLP (“Marcum”), the Company has concluded that all Class A Shares should be classified as temporary equity because such shares can be redeemed or become redeemable subject to the occurrence of events outside the Company’s sole control.

On November 22, 2021, the Audit Committee of the Board of Directors of the Company concluded, after discussion with the Company’s management, that the Company’s audited balance sheet as of February 23, 2021 filed as Exhibit 99.1 to the Company’s Amendment No. 1 to the Current Report on Form 8-K filed with the SEC on June 4, 2021 and its unaudited interim financial statements for the quarterly periods ended March 31, 2021 and June 30, 2021 included in its Quarterly Reports on Form 10-Q filed on May 24, 2021 and August 13, 2021, respectively (collectively, the “Affected Periods”), should no longer be relied upon due to changes required to classification of temporary equity and permanent equity described above. The Company has reflected this reclassification of equity and restated its financial statements for the Affected Periods in its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021 filed with the SEC on November 22, 2021, and plans to amend Amendment No. 1 to the Current Report on Form 8-K filed on June 4, 2021 to file the revised audited balance sheet as of February 23, 2021.

The Company’s management has concluded that in light of the classification error described above, a material weakness exists in the Company’s internal control over financial reporting and that the Company’s disclosure controls and procedures were not effective.

The Company does not expect any of the above changes will have any impact on its cash position and cash held in the trust account.

In addition, the audit report of Marcum included in Exhibit 99.1 to Amendment No. 1 to the Company’s Form 8-K filed on June 4, 2021 should no longer be relied upon.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 22, 2021

FIGURE ACQUISITION CORP. I

By:	/s/ Thomas J. Milani
Thomas J. Milani
Chief Financial Officer